UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

4101 North Thanksgiving Way

Lehi, UT 84043

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 18, 2023, the Company received a notice (the “Notice”) from the Nasdaq Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that as a result of not having timely filed its Form 10-Q and remaining delinquent in filing its Form 10-K, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “Commission”).

Pursuant to the Notice, Nasdaq informed the Company that it is required to submit a plan (the “Plan”) to regain compliance with Nasdaq’s continued listing requirements by June 20, 2023. If Nasdaq accepts the Company’s Plan, Nasdaq may grant an exception of up to 180 calendar days from the due date of the Form 10-K, which is October 16, 2023, to regain compliance.

The Company will file the Form 10-K and Form 10-Q as soon as practicable and anticipates that the Form 10-K and Form 10-Q will be filed prior to the date on which the Company is required to submit the Plan; however, if the Form 10-K or Form 10-Q is not filed by such date, the Company will submit the Plan.

The Notice has no immediate impact on the listing of the Company’s common stock, which will continue to be listed and traded on Nasdaq, subject to the Company’s compliance with other continued listing requirements. The Company’s receipt of the Notice does not affect the Company’s business, operations or reporting requirements with the Commission.

The Company issued a press release on May 24, 2023 disclosing the Company’s receipt of the Notice. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 24, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: May 24, 2023	By:	/s/ James Ballengee
Name: James Ballengee
Title: Chief Executive Officer

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